Prepayments, Other Receivables and Other Assets, Net (Details) - Schedule of prepayments, other receivables and other assets, net ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)
Non-current
Prepayments	¥ 85		¥ 213
Deposits	110,127		94,858
Other receivables	24		146
Total	110,236		95,217
Current
Prepayments	27,628		29,368
Deposits	116		244
Other receivables	7,587		4,489
Total current asset	35,331		34,101
Less: provision	(20)	$ (7,840)
Total	¥ 35,311		¥ 34,101